SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       __________________________________


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 4, 2004

                                   __________


                           GREG MANNING AUCTIONS, INC.
             (Exact name of registrant as specified in its charter)




           Delaware                     1-11988                  22-2365834
(State or Other Jurisdiction of  (Commission File Number)     (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)




          775 Passaic Avenue,
        West Caldwell, New Jersey                                    07006
  (Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (973) 882-0004

Section 2   Financial Information

Item 2.02   Results of Operations and Financial Condition.

            The Company issued a press release on November 4, 2004, which contained material non-public financial information. A copy of this financial release is filed as an exhibit to this report on 8-K.

            In the financial release, the Company included financial information on an "EBITDA" basis. "EBITDA" is a non-GAAP financial measure. The Company also included a reconciliation of the figures to the most directly comparable GAAP measure. Since EBITDA is a common reference point for investors, the Company felt it would be useful to investors to include this information.

Section 9   Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(c)   Exhibits

99 Press release, dated November 4, 2004, issued by Greg Manning Auctions, Inc. (the "Company") and containing material non-public financial information.

                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2004


                                    GREG MANNING AUCTIONS, INC.





                                    By: /s/ Larry Crawford
                                       ---------------------------
                                       Larry Crawford
                                       Chief Financial Officer